                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)







           Delaware                       1-13461              76-0506313
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 9.  REGULATION FD DISCLOSURE

         On April 10, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced plans to conduct a conference call following the release of financial results for the first quarter ended March 31, 2003. The text of the press release is set forth below:


NEWS RELEASE                              GROUP 1 AUTOMOTIVE INC

                                950 Echo Lane, Suite 100, Houston, TX  77024

AT GROUP 1:            Chairman, President and CEO     B.B. Hollingsworth, Jr.    (713) 647-5700
                       EVP, CFO and Treasurer          Scott L. Thompson          (713) 647-5700
                       Manager, Investor Relations     Kim Paper                  (713) 647-5700

AT Fleishman-Hillard:  Investors/Media                 Russell A. Johnson         (713) 513-9515


FOR IMMEDIATE RELEASE
THURSDAY, APRIL 10, 2003

                     GROUP 1 AUTOMOTIVE ANNOUNCES WEBCAST OF
                           2003 FIRST-QUARTER RESULTS


HOUSTON, APRIL 10, 2003--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, today announced it plans to conduct a conference call following the release of financial results for the first quarter ended March 31, 2003. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer, and Scott L. Thompson, executive vice president, chief financial officer and treasurer, will host the conference call on Thursday, May 1, 2003, at 10 a.m. Eastern Daylight Time following the release of the company's financial results prior to the market open.

The conference call will be simulcast live on the Internet and can be accessed by logging onto www.vcall.com, or www.group1auto.com. A replay will be available at these sites for 30 days.

A telephonic replay will be available following the call for 30 days by dialing:
800-405-2236 (domestic) or 303-590-3000 (international), passcode: 534649#.

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns 73 automotive dealerships comprised of 114 franchises, 29 different brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM

                                       ###

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         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               Group 1 Automotive, Inc.



    April 10, 2003             By: /s/ SCOTT L. THOMPSON
----------------------             ----------------------------------------
         Date                      Scott L. Thompson, Executive Vice President,
                                   Chief Financial Officer and Treasurer